 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2021

PINE TECHNOLOGY ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-40179	86-1328728
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

260 Lena Drive Aurora, Ohio	44202
(Address of principal executive offices)	(Zip Code)

(212) 402-8216
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one warrant	PTOCU	The Nasdaq Stock Market LLC
Shares of Class A common stock	PTOC	The Nasdaq Stock Market LLC
Warrants included as part of the units	PTOCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Pine Technology Acquisition Corp. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (the “Amendment”) to amend and restate the Company’s audited balance sheet as of March 15, 2021 that had been filed with the Company’s Current Report on Form 8-K originally filed with the Securities and Exchange Commission (the “SEC”) on March 19, 2021 (the “Original 8-K”). The audited balance sheet is being restated to reflect the classification of the Company’s warrants as a liability at fair value, with subsequent changes in their respective fair values recognized in the statement of operations at each reporting date, in accordance with the SEC’s April 12, 2021 public statement (the “Statement”) which highlighted potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies such as the Company. The Company had previously classified its private placement warrants and public warrants (collectively, the “warrants”) as equity within the Original 8-K.

Further, on November 18, 2021, the Company filed its Quarterly Report as of and for the three and nine months ended September 30, 2021 (the “Q3 Form 10-Q”) on Form 10-Q, which included a Note 2, Restatement of Previously Issued Financial Statements, (“Note 2”) that describes a revision to the Company’s classification of its Class A Common Stock (the “Class A Common Stock”) subject to redemption issued as part of the units sold in the Company’s initial public offering (“IPO”) on March 15, 2021. As described in Note 2, upon its IPO, the Company classified a portion of the Class A Common Stock as permanent equity to maintain net tangible assets greater than $5,000,000 on the basis that the Company will consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001. The Company’s management re-evaluated the conclusion and determined that the Class A Common Stock subject to redemption included certain provisions that require classification of the Class A Common Stock as temporary equity regardless of the minimum net tangible assets required to complete the Company’s initial business combination. As a result, management corrected the error by revising all Class A Common Stock subject to redemption as temporary equity, with a concurrent change in the accretion method of allocation of the components of the Company’s equity.

In Note 2 to its Quarterly Report as of and for the three months ended March 31, 2021 (the “Q1 Form 10-Q”) and Note 2 to its Q3 Form 10-Q, the Company concluded that its previously issued financial statements impacted should be restated to (i) classify its warrants as a liability, with changes in fair value each period reported in earnings in respect of the financial statements included in the Q1 Form 10-Q and (ii) classify all Class A Common Stock as temporary equity regardless of the minimum net tangible assets required to complete the Company’s initial business combination in respect of the financial statements included in the Q3 Form 10-Q.

On November 15, 2021, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that the Company’s previously issued (i) audited balance sheet as of March 15, 2021, as previously restated in the Q1 Form 10-Q, (ii) unaudited interim financial statements included in the Q1 Form 10-Q and (iii) unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed with the SEC on August 16, 2021 (collectively, the “Affected Periods”), should no longer be relied upon and that it is appropriate to restate the Company’s financial statements for the Affected Periods.

The Company determined that none of the above changes will have any impact on its cash position or cash held in the trust account established in connection with the IPO.

The correction of the aforementioned errors of the accounting for the warrants and Class A Common Stock subject to redemption are reflected in Exhibit 99.1 included with this Amendment.

Except as described above, this Amendment does not amend, update or change any other disclosures in the Original 8-K. In addition, the information contained in this Amendment does not reflect events occurring after the filing of the Original 8-K and does not modify or update the disclosures therein, except as specifically identified above. Among other things, forward-looking statements made in the Original 8-K have not been revised to reflect events, results or developments that occurred or facts that became known to us after the date of the Original 8-K, other than as described herein, and such forward-looking statements should be read in conjunction with the Company’s filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Audited Balanced Sheet as of March 15, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pine Technology Acquisition Corp.

Date: January 25, 2022	By:	/s/ Ciro M. DeFalco
		Name:	Ciro M. DeFalco
		Title:	Chief Financial Officer

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